UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2006

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27887	33-0846191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

921 E. Alton Avenue, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 567-1234

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 9, 2006, Collectors Universe, Inc. issued a press release announcing its financial results for its second quarter of fiscal 2006, which ended on December 31, 2005. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Following the issuance of that press release and the close of the securities markets on that day, the Company conducted a previously announced conference call to discuss its financial results for that quarter. A copy of the transcript of the conference call is attached hereto as Exhibit 99.2 and incorporated into this Current Report by this reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, and Exhibits 99.1 and 99.2, are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933.

ITEM 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Press released issued by Collectors Universe, Inc. to report its financial results for the fiscal quarter ended December 31, 2005.

99.2	Transcript of Collectors Universe, Inc. conference call relating to its financial results for the fiscal quarter ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: February 13, 2006	By:	/s/ JOSEPH J. WALLACE
Joseph J. Wallace, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press released issued by Collectors Universe, Inc. to report its financial results for the fiscal quarter ended December 31, 2005.

99.2	Transcript of Collectors Universe, Inc. conference call relating to its financial results for the fiscal quarter ended December 31, 2005.

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